
                                       SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                                          MONTHLY PERIOD ENDING JUNE 30, 2002
                                      BANK OF AMERICA, NATIONAL ASSOCIATION (USA)
                                       BA MASTER CREDIT CARD TRUST SERIES 1999-B
                                        Class A - 055237AL5 Class B - 055237AM3
                                      Secured Note Trust - 05526RAC8 and U06851AB2


1.          The aggregate amount of the Investor Percentage of Collections of Principal Receivables     $ 71,245,678.21
                                                                                                        ---------------

2.          The aggregate amount of the Investor Percentage of Collections of Finance Charge
            Receivables (excluding Interchange)                                                         $ 10,364,106.08
                                                                                                        ---------------

3.          The aggregate amount of the Investor Percentage of Interchange                              $    401,860.70
                                                                                                        ---------------

4.          The aggregate amount of Servicer Interchange                                                $    401,860.70
                                                                                                        ---------------

5.          The aggregate amount of funds on deposit in Finance Charge Account allocable to the
            Series 1999-B   Certificates                                                                $ 10,364,106.08
                                                                                                        ---------------

6.          The aggregate amount of funds on deposit in the Principal Account allocable to the
            Series 1999-B  Certificates                                                                 $ 71,245,678.21
                                                                                                        ---------------

7.          The aggregate amount of funds on deposit in the Principal Funding Account allocable
            to the Series 1999-B -Certificates                                                          $648,750,000.00
                                                                                                        ---------------

8.          The aggregate amount to be withdrawn from the Finance Charge Account pursuant to
            Section 4.11 and distributed to the Collateral Interest Holder in accordance with
            subsection 5.01 (c)                                                                         $          0.00
                                                                                                        ---------------

9.          The Collateral Interest on the Transfer Date of the current calendar month, after giving
            effect to the deposits and withdrawals specified above, is equal to                         $ 80,000,000.00
                                                                                                        ---------------

10.         The amount of Monthly Interest, Deficiency Amounts and Additional Interest payable to the

       (i)  Class A Certificateholders                                                                  $  1,338,827.78
                                                                                                        ---------------
      (ii)  Class B Certificateholders                                                                  $     95,822.22
                                                                                                        ---------------
     (iii)  Collateral Interest Holder                                                                  $    168,622.22
                                                                                                        ---------------

11.         The amount of principal payable to the

       (i)  Class A Certificateholders                                                                  $865,000,000.00
                                                                                                        ---------------
      (ii)  Class B Certificateholders                                                                  $ 55,000,000.00
                                                                                                        ---------------
     (iii)  Collateral Interest Holder                                                                  $ 80,000,000.00
                                                                                                        ---------------

12.         The sum of all amounts payable to the

       (i)  Class A Certificateholders                                                                  $866,338,827.78
                                                                                                        ---------------
      (ii)  Class B Certificateholders                                                                  $ 55,095,822.22
                                                                                                        ---------------
     (iii)  Collateral Interest Holder                                                                  $ 80,168,622.22
                                                                                                        ---------------

13.         To the knowledge of the undersigned, no Series 1999-B Pay Out Event or Trust Pay
            Out Event has occurred except as described below:
            None


          IN  WITNESS  WHEREOF,  the  undersigned  has  duly  executed  and  delivered  this  Certificate this  10th  day  of  July,  2002.


          BANK  OF  AMERICA,  NATIONAL  ASSOCIATION  (USA)
          TRANSFEROR  AND  SERVICER


          By:  /s/   R.  Brian  Rozelle
          -----------------------------
          Name:      R.  Brian  Rozelle
          Title:     Assistant  Vice  President